UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

335 Madison Avenue, 4th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RBT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

May 2023 Equity Subscription Agreements

In late May, between May 18, 2023 and May 20, 2023, Rubicon Technologies, Inc. entered into subscription agreements with various investors signatory thereto, including certain entities affiliated with Andres Chico (the Chairman of the Company’s board of directors) and Jose Miguel Enrich (a beneficial owner of greater than 10% of the issued and outstanding Class A common stock and Class V common stock of Rubicon Technologies, Inc.) to issue shares of the Company’s Class A common stock in exchange for a total purchase price of at least $13.7 million (the “May 2023 Equity Agreements”).

The foregoing description of the May 2023 Equity Agreements is qualified in its entirety by reference to the full text of the Form of May 2023 Equity Agreement, which is attached to this Current Report on Form 8-K as exhibit 10.1 and which is incorporated herein by reference.

Amendments to Term Loan Agreement

On May 19, 2023, Rubicon Global, LLC, a Delaware limited liability company (“Global”), Riverroad Waste Solutions, Inc., a New Jersey corporation (“Riverroad” and, together with Global, the “Borrowers”), Rubicon Technologies Holdings, LLC, a Delaware limited liability company (“Holdings LLC”), Cleanco LLC, a New Jersey limited liability company (“Cleanco”), Charter Waste Management, Inc., a Delaware corporation (“Charter”), and Rubicon Technologies International, Inc., a Delaware corporation (“International” and, together with Charter, Holdings LLC and Cleanco, the “Guarantors”) entered into the Eighth Amendment to Loan and Security Agreement (the “Term Loan Amendment”), which further amends the $60.0 million term loan facility originally entered into on March 29, 2019 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 27, 2020, by that certain Second Amendment to Loan and Security Agreement, dated as of March 24, 2021, by that certain Third Amendment to Loan and Security Agreement, dated as of October 15, 2021, by that certain Fourth Amendment to Loan and Security Agreement, dated as of April 26, 2022, by that certain Fifth Amendment to Loan and Security Agreement, dated as of November 18, 2022, and by that certain Sixth Amendment to Loan and Security Agreement, dated as of November 30, 2022, by that certain Seventh Amendment to Loan and Security Agreement, dated as of February 7, 2023, and as may be further amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”) with Pathlight Capital LP, a Delaware limited partnership (the “Term Agent”), and the lenders thereto (“Term Lenders”). The material assets of Rubicon Technologies, Inc., a Delaware corporation, are the equity interests of Holdings LLC.

The Term Loan Amendment amends the Term Loan Agreement to extend the maturity date to May 23, 2024.

The foregoing description of the Term Loan Amendment is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is attached to this Current Report on Form 8-K as exhibit 10.2 and which is incorporated herein by reference.

Amendment to Subordinated Term Loan Agreement

On May 19, 2023, the Borrowers and Guarantors entered into an amendment (the “Subordinate Term Loan Amendment”) to the $20.0 million subordinate term loan facility entered into on December 22, 2021 (the “Subordinate Term Loan”) with Mizzen Capital LP, a Delaware limited partnership (the “Subordinate Term Loan Agent”), and the lenders thereto.

The Subordinate Term Loan Amendment amends the Subordinate Term Loan to extend the maturity date to May 23, 2024.

The foregoing description of the Subordinate Term Loan Amendment is qualified in its entirety by reference to the full text of the Subordinate Term Loan Amendment, which is attached to this Current Report on Form 8-K as exhibit 10.3 and which is incorporated herein by reference.

Rodina Note Conversion Agreement

On May 19, 2023, Rubicon Technologies, Inc. (the “Company”) and CHPAF Holdings SAPI de CV (the “Lender”) entered into a loan conversion agreement (the “Loan Conversion Agreement”) in order to convert the principal, in the original amount of $3 million, and accrued interest of the Unsecured Promissory Note, dated as of February 2, 2023 (the “Rodina Note”) to shares of the Company’s Class A common stock. Pursuant to the Loan Conversion Agreement, the Company agreed to issue Class A common stock to the Lender for the full and final settlement of the Rodina Note. The date of the conversion (the “Rodina Note Conversion Date”) will be mutually agreed by the Company and the Lender at a later date and the conversion price and the number of shares of Class A common stock to be issued will be determined based on the average daily VWAP of the Company’s Class A common stock for the five trading days immediately preceding the Rodina Note Conversion Date.

The foregoing description of the Loan Conversion Agreement is qualified in its entirety by reference to the full text of the Loan Conversion Agreement, which is attached to this Current Report on Form 8-K as exhibit 10.4 and which is incorporated herein by reference.

May 2023 Financing Commitment

On May 20, 2023, the Company entered into the Financing Commitment (the “May 2023 Financing Commitment”) with Rodina Capital (“Rodina”), or a third party investor designated by Rodina Capital (the “Rodina Investor”), an entity affiliated with Andres Chico (the Chairman of the Company’s board of directors) and Jose Miguel Enrich (a beneficial owner of greater than 10% of the issued and outstanding Class A common stock and Class V common stock of Rubicon Technologies, Inc.) whereby Rodina or the Rodina Investor intends to provide $25.0 million of financing to the Company through the issuance by the Company of debt and/or equity securities including, without limitation, shares of capital stock, securities convertible into or exchangeable for shares of capital stock, warrants, options, or other rights for the purchase or acquisition of such shares and other ownership or profit interests of the Company. Any debt issued pursuant to the May 2023 Financing Commitment would have a term of at least 12 months and any equity or equity linked securities issued under the May 2023 Financing Commitment would have a fixed price such that no other shareholder or other exchange approvals would be required. The amount that Rodina or the Rodina Investor agreed to contribute under the May 2023 Financing Commitment will be reduced on a dollar-for-dollar basis by the amount of any other capital the Company receives outside of the May 2023 Equity Agreements through December 31, 2023.

The foregoing description of the May 2023 Financing Commitment is qualified in its entirety by reference to the full text of the May 2023 Financing Commitment, which is attached to this Current Report on Form 8-K as exhibit 10.5 and which is incorporated herein by reference.

Amendment to Grant Notice and Standard Terms and Conditions of Restricted Stock Unit Award

On May 21, 2023, the Company entered into an amendment to the Grant Notice and Standard Terms and Conditions of Restricted Stock Unit Award (the “RSU Amendment”) with Mr. Philip Rodoni, the Chief Executive Officer (“CEO”) of the Company. Pursuant to the RSU Amendment, the Company and Mr. Philip Rodoni agreed to delay the settlement of certain vested restricted stock units included in the award to a date that is no later than December 31, 2023.

The foregoing description of the RSU Amendment is qualified in its entirety by reference to the full text of the RSU Amendment, which is attached to this Current Report on Form 8-K as exhibit 10.6 and which is incorporated herein by reference.

Chief Executive Officer Transition Agreement

On May 21, 2023, the Company entered into an amendment to the CEO Transition Agreement (the “CEO Transition Agreement Amendment”) with Mr. Nathaniel Morris, the former Chief Executive Officer of the Company and current director. Pursuant to the CEO Transition Agreement Amendment, the Company and Mr. Morris agreed to, among other things, (i) grant Mr. Morris rights to certain marketing campaigns/programs and white papers and (ii) amend schedules of certain cash compensation and the settlement of certain vested restricted stock units.

The foregoing description of the CEO Transition Agreement Amendment is qualified in its entirety by reference to the full text of the CEO Transition Agreement Amendment, which is attached to this Current Report on Form 8-K as exhibit 10.7 and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits No.	Description
10.1	Form of May 2023 Equity Subscription Agreement.
10.2	Eighth Amendment to Loan and Security Agreement, dated as of May 19, 2023, by and among the Borrowers, Guarantors, and Pathlight Capital LP.
10.3	Third Amendment to Subordinated Term Loan Agreement, dated as of May 19, 2023, by and among the Borrower, Guarantors, and Mizzen Capital LP.
10.4	The Loan Conversion Agreement, dated as of May 19, 2023, by and between the Company and CHPAF Holdings SAPI de CV.
10.5	Financing Commitment, dated as of May 20, 2023, by and between the Company and Rodina Capital.
10.6	Amendment to the Grant Notice and Standard Terms and Conditions of Restricted Stock Unit Award, dated as of May 21, 2023, of Philip Rodoni.
10.7	Amendment to CEO Transition Agreement, dated as of May 21, 2023, of Nathaniel Morris.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: May 24, 2023

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